EXHIBIT 10.1
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
ADDENDUM TO
MORTGAGE SELLING AND SERVICING CONTRACT

This Addendum modifies that Mortgage Selling and Servicing Contract dated March 23,
2005 (the "MSSC") by and between Fannie Mae ("Fannie Mae"), a corporation organized and existing under the laws of the United States, and Green Tree Servicing LLC ("Servicer"), a Delaware limited liability company. This Addendum is effective on the date executed by Fannie Mae.
In consideration of the mutual premises, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
I. [***] - Subsequent Transfers. If at any time after the effective date of this Addendum, (i) a borrower under any mortgage loan serviced by Servicer is delinquent with respect to payment for [***] and (ii) Servicer (or any subservicer of the applicable mortgage loan) at the time of such determination has failed to sustain performance [***], Fannie Mae reserves the right to acquire from Servicer, [***], the servicing rights to the applicable mortgage loan, including the right to transfer such servicing rights to a provider of its choice at any time. If Servicer, at any time thereafter, sustains performance [***], Fannie Mae's right to acquire the servicing rights to mortgage loans pursuant to this Addendum shall expire, provided that the terms of this Addendum shall remain in full force and effect.
II. Entire Agreement. All other terms, conditions, provisions, and covenants in the MSSC, as amended, shall remain unaltered and in full force and effect.
III. Counterparts. This Addendum may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute a single agreement.
IN WITNESS WHEREOF, each of the undersigned parties to this Addendum has caused this Addendum to be duly executed in its name by one of its duly authorized officers.
Fannie Mae                        Green Tree Servicing LLC
(Servicer)
By:    /s/ Tara Malone _________________    By:    /s/ Thomas J. Franco ____________
Name:    Tara Malone____________________    Name:    Thomas J. Franco ______________
Title:    Vice President __________________    Title:    President _____________________
Date:    6/6/14_________________________    Date:    6/6/14 _______________________

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.